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Exhibit 10.3

NEGATIVE PLEDGE AGREEMENT

        This Negative Pledge Agreement (as amended or replaced, this "Agreement") is executed as of June 24, 2004, between CORNELL COMPANIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower") each of the Subsidiaries of the Borrower identified under the caption "PLEDGOR" on the signature pages hereto (individually and together with the Borrower, the "Pledgor") for the benefit of JPMORGAN CHASE BANK, as Administrative Agent for a syndicate of lenders ("Administrative Agent").

        WHEREAS, Administrative Agent, Borrower, and the lenders party thereto entered into a Credit Agreement dated effective as of June 24, 2004 (as amended, modified, supplemented or restated, the "Credit Agreement"), whereby Administrative Agent and the lenders party thereto agreed to lend and Pledgor agreed to borrow up to an aggregate amount of $60,000,000.00;

        WHEREAS, pursuant to the Credit Agreement, Borrower executed and delivered to Administrative Agent those certain promissory notes (as renewed, extended and modified, the "Note") dated June 24, 2004 in the aggregate stated principal amount of $60,000,000.00, payable to the order of Administrative Agent and the lenders in accordance with the terms thereof;

        WHEREAS, the execution and delivery of this Agreement is a condition to the execution of the Credit Agreement by Administrative Agent and is an integral part of the transactions contemplated by the Credit Agreement and a condition precedent to the obligations of the Administrative Agent set forth in the Credit Agreement.

        NOW THEREFORE in consideration of the premises and other valuable consideration, the receipt and adequacy of which are acknowledged, each of the Pledgor covenants and agrees as follows:

        1.    Certain Definitions.    Unless otherwise defined in this Agreement, each capitalized term used but not defined in this Agreement will have the meaning given that term in the Credit Agreement.

        2.    Property.    Pledgor hereby agrees that, for so long as the Debt remains outstanding, it will not, without first obtaining the prior written consent of Administrative Agent, which at the sole discretion of Administrative Agent may be recorded in the appropriate jurisdiction, create or permit any lien, encumbrance, charge, or security interest of any kind to exist on any of the property now or in the future owned by Pledgor, whether real or person, tangible or intangible (the "Property"), nor will Pledgor transfer, sell, assign, or in any manner dispose of all or any part of any of the Property or any interest therein, except in accordance with the terms of the Credit Agreement.

        3.    Recording.    Administrative Agent is hereby authorized and permitted to cause this Agreement to be recorded at such time and at such places as Administrative Agent, at its option, may elect.

        4.    Representations and Warranties of the Companies.    Pledgor represents and warrants to the Administrative Agent as follows:

          (i)    Pledgor owns the Property and there are no existing liens or encumbrances upon or affecting the Property, except for Permitted Encumbrances and other Liens expressly permitted under the Credit Agreement.

          (ii)   That this Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms. The execution and delivery of this Agreement and the compliance with the provisions hereof will not conflict with or constitute a breach of, or default under, any of the provisions of any other agreement to which such Pledgor is a party.

        5.    Default.    Any failure by Pledgor to comply with the terms of this Agreement shall constitute a Default, and the Pledgor agrees that in such event Administrative Agent shall have the right in addition to such other remedies as may be available to it, to file such deeds of trust, mortgages, financial statements, or security agreements securing the Debt as against any of the Property, and to injunctive relief enjoining such breach of this Agreement and the Pledgor agrees that it shall not urge that such remedy is not appropriate under the circumstances, it being expressly acknowledged by the Pledgor that such action shall cause the Administrative Agent irreparable damage for which legal remedies are inadequate to protect the Administrative Agent.

        6.    Termination.    This Agreement shall remain in full force and effect until the Debt shall have been paid in full.

        7.    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND AS APPLICABLE, THE LAWS OF THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED AND THE LAWS OF THE UNITED STATES OF AMERICA.

        8.    Counterpart.    The Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

[Remainder of page intentionally left blank]

        Executed as of the date first written above.

PLEDGOR:
CORNELL COMPANIES, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL CORRECTIONS MANAGEMENT, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL CORRECTIONS OF TEXAS, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL CORRECTIONS OF RHODE ISLAND, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL CORRECTIONS OF CALIFORNIA, INC., a California corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CCG I CORPORATION, a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer

CORNELL ABRAXAS GROUP, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL CORRECTIONS OF ALASKA, INC., an Alaska corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL INTERVENTIONS, INC., an Illinois corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
WBP LEASING, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer
CORNELL INTERNATIONAL, INC., a Delaware corporation
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Chief Financial Officer

CORNELL COMPANIES MANAGEMENT SERVICES LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Cornell Companies Management LP, a Delaware limited partnership, its general partner
	By:	Cornell Companies Administration, LLC, a Delaware limited liability company, its general partner
		By:	/s/ JOHN L. HENDRIX John L. Hendrix, Manager
CORNELL COMPANIES MANAGEMENT LP, a Delaware limited partnership
By:	Cornell Companies Administration, LLC, a Delaware limited liability company, its general partner
	By:	/s/ JOHN L. HENDRIX John L. Hendrix, Manager
CORNELL COMPANIES MANAGEMENT HOLDINGS, LLC, a Delaware limited liability company
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Manager

CORNELL COMPANIES ADMINISTRATION, LLC, a Delaware limited liability company
By:	/s/ JOHN L. HENDRIX John L. Hendrix, Manager
ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK
By:	/s/ SUSAN GARNER Susan Garner, Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Companies, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Corrections Management, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Corrections of Texas, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Corrections of Rhode Island, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Corrections of California, Inc., a California corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of CCG I Corporation, a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Abraxas Group, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Corrections of Alaska, Inc., an Alaska corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell Interventions, Inc., an Illinois corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of WBP Leasing, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Chief Financial Officer of Cornell International, Inc., a Delaware corporation, on behalf of said corporation and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Manager of Cornell Companies Administration, LLC, a Delaware limited liability company, general partner of Cornell Companies Management LP, a Delaware limited partnership, general partner of Cornell Companies Management Services Limited Partnership, a Delaware limited partnership, on behalf of said limited liability company and limited partnerships and in the capacities therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Manager of Cornell Companies Administration, LLC, a Delaware limited liability company, general partner of Cornell Companies Management LP, a Delaware limited partnership, on behalf of said limited liability company and limited partnership and in the capacities therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Manager of Cornell Companies Management Holdings, LLC, a Delaware limited liability company, on behalf of said limited liability company and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by John L. Hendrix, Manager of Cornell Companies Administration, LLC, a Delaware limited liability company, on behalf of said limited liability company and in the capacity therein stated.

[SEAL]		/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

        This instrument was acknowledged before me on this 24th day of June 2004, by Susan Garner, Vice President of JPMorgan Chase Bank, on behalf of said association and in the capacity therein stated.

[SEAL]	/s/ FERNANDA KANNADY NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

After recording please return to:

Carol M. Burke
Gardere Wynne Sewell LLP
1000 Louisiana, Suite 3400
Houston, TX 77002

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NEGATIVE PLEDGE AGREEMENT